Exhibit 99.1

Leadership Focus Growth Newpark December 2008 Newpark Resources, Inc.

2 2 2 Forward-Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10- K for the year ended December 31, 2007, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the instability and effect of the credit and capital markets on the economy in general and the oil and gas industry in particular, the access to the credit markets by both Newpark and Newpark's customers, the outlook for drilling activity in North America and the rest of the world, the investigation of the certain accounting matters by the Securities and Exchange Commission; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

3 3 3 Company Overview Specialized provider of: Fluids Systems and Engineering Well Site Construction Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Eastern Europe South America

4 4 4 Mission & Vision Leadership, focus, growth Achieve best-in-class competitive positioning and performance in each business line Position for long-term growth through disciplined approach to strategic investments Build a strong reputation with investors by delivering consistent performance to realize the inherent value of our services

5 5 5 Experienced Leadership Paul Howes, President & CEO Jim Braun, VP & CFO Mark Airola, GC & Admin Officer Bruce Smith, President Fluids Systems and Engineering Bill Moss, President Mats and Integrated Services Tom Eisenman, President Excalibar Minerals LLC Sammy Cooper, President Environmental Services

6 6 6 Overall Growth Strategy Grow Fluids Systems and Engineering Organically / Acquisitions / Domestically / Internationally Expand scope and geographic position in Well Site Construction Services Acquired SEM Construction, based in Western Colorado Maintain Environmental Services leadership position Sale to CCS terminated Invest prudently to maintain cash flow

Newpark Resources INCORPORATED

Fluids Systems and Engineering Strategy

- **Core business line – about 85% of revenues**
- **Technologically advanced & unique fluid systems**
  - DeepDrill®, FlexDrill, DeepDrill II and family of specialized water-based products have performance applications for off-shore deepwater and shelf, as well as land based drilling
- **Opportunity to increase market share in a growing market**
  - Newpark is ranked 4th in both domestic & global drilling fluids[2]
    - 15% U.S.market share[1]
    - 7% global market share[2]
- **Organic and acquisition growth**
  - Continued penetration of large integrated oil companies and NOC's
  - Continued investments in technology
  - Targeted acquisitions

[1] *Source: Company estimate*
[2] *Source: Spears & Associates, Inc.*

NYSE: NR

7

8 Serves major North America basins; well-positioned to expand Growing market share vis-a-vis other players Approximately 20% share of North American markets served, up from 16% in 20061 Substantial service facilities network New contracts in Rockies and Gulf Coast with independents and in GOM deepwater with IOC Fluids Systems and Engineering Scope of Operations North America Stronghold 1 Source: Company estimate North American Revenues Revenues ($MM) $344 $420 * 9 months annualized

9 9 9 Aggressive international expansion Increased drilling activity leading market share gains in Eastern Hemisphere Targeted growth markets Core: Italy, Algeria, Libya & Tunisia Growth opportunities: Egypt, Romania, Hungary Recent "landmark" events Nearing completion of 3rd well in Black Sea Offshore work in Libya with NOC Offshore contracts in Brazil Fluids Systems and Engineering Scope of Operations Expanding Internationally Eastern Hemisphere Revenues $62 $87 0 20 40 60 80 100 2005 2006 2007 Revenues ($MM) $40 120 $122 2008* * 9 months annualized

Brazilian Market Expansion Newly constructed Brazilian fluids plant, operational in September 2008 Leveraging assets to build presence in Brazilian markets Offshore contract with Petrobras valued at approximately 350 million Brazilian Real Expect formal signing of Petrobras contract in fourth quarter 2008 First offshore deepwater shipment in Q3 2008 under contract with IOC Brazilian revenues were $8.5 million year-to-date 2008 compared to $600,000 in all of 2007 10 10 * * Locations: Rio de Janeiro, Macae *

Well Site Construction Services Well Site Services Leverage existing customer relationships Advantage of often being first service provider "on site" Expand product and service offerings in the well site preparation market Expansion and diversification Growth opportunities beyond Gulf Coast region Colorado acquisition Maximize rental versus sales mix Composite Mat Sales Improve returns Expand beyond E&P Sector Redeployed mats to U.K. for use in utility industry 11 11 Revenues ($MM) Composite Mat Sales * 9 months annualized $25 $18 $23 $27

Environmental Services Processes and disposes of E&P waste generated by customers Non-hazardous oilfield Naturally occurring radioactive waste Industrial waste Leading market position in U.S. Gulf Coast Use low pressure injection techniques Waste disposed into unique geological structures underground Projected annual revenues of approx. $60 million and operating margin of 15% 12

Solid Capital Structure Strong cash flow has allowed $48 million debt reduction over last two years Includes $15 million share repurchases No significant near-term debt maturities: $10 million per year next four years 13 Capital Structure - Sept. 30, 2008

14 14 Third Quarter 2008 Highlights Record total revenues of $212 million, up 38% from Q3 07 and 9% from Q2 08 Income from continuing operations up 53% YOY to $0.13 per diluted share Improvements in all regions due to higher activity levels, market share gains and some pricing improvement New contracts and deepwater opportunities in Brazil Fluid Systems & Engineering Revenues up 45% YOY; U.S. revenues rose 43% due to market share gains and 11% higher rig activity; Eastern Hemisphere revenues rose 27%. Brazilian operations contributed revenues of $4.7 million in Q3 08 Well Site Construction Services ("Mats") Revenues fell 5% YOY, but saw sequential improvement in Louisiana rig activity and related mat rental business. Relocated 2,000 composite mats to U.K. to improve utilization and operating margins; mats currently under lease to U.K. utility industry

15 15 15 Investment Considerations Leadership Management team with significant industry experience in place Growth Initiatives Growing Fluids organically and through acquisitions Growing well site construction through additional products, services and geographic and industry mix Driving results to maximize shareholder value Growth in revenues and EPS Maintaining maximum flexibility in uncertain market through strong cash generation and liquidity

Leadership Focus Strategy Newpark Thank you for your interest!

Leadership Focus Strategy Newpark Appendix

18 18 18 Financials Newpark Resources, Inc. Consolidated Statements of Operations

19 19 19 Financials <root/> Newpark Resources, Inc. Consolidated Balance Sheets

20 20 20 Financials Newpark Resources, Inc. Operating Segment Results

21 21 21 Financials Newpark Resources, Inc. Consolidated Statements of Cash Flows Unaudited

22 22 22 Fluids Systems and Engineering * 9 months annualized

23 23 23 Fluids Systems and Engineering

Well Site Construction Services 24 9 Months annualized

25 25 25 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation. Management Biographies

26 26 26 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. William D. Moss, President Mats & Integrated Services: Bill joined Newpark in June 2008 as President, Mats and Integrated Services. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Management Biographies

27 27 27 Samuel L. Cooper, President Environmental Services: Sammy joined Newpark in August 2005 as Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental Management Company, LLC. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services. Management Biographies